UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Preliminary Proxy Statement

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Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material Pursuant to Rule 240.14a-12

Advanced Cannabis Solutions, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ADVANCED CANNABIS SOLUTIONS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The 2015 annual meeting of stockholders of Advanced Cannabis Solutions, Inc. (the “Company”) will be held at 6565 East Evans Avenue, Denver, CO 80224 on the 16th day of June, 2015, beginning at 9:00 A.M. local time. At the meeting, the holders of the Company’s outstanding common stock will act on the following matters:

(1)

The election of the two nominees named in the attached proxy statement as directors to be elected for the term provided herein and until their successors have been elected and qualified;

(2)

The approval, on an advisory basis, of the 2014 compensation of the Company’s named executive officers;

(3)

The resolution, on an advisory basis, on the frequency of the stockholders’ say on pay proposal;

(4)

The ratification of the appointment of Hartley Moore Accountancy Corporation as the Company’s independent registered certified public firm for fiscal 2015;

(5)

The approval of an amendment to the Company’s articles of incorporation to change the Company’s name to General Cannabis Corporation;

(6)

The approval and adoption of the Company’s 2014 Equity Incentive Plan; and

(7)

The transaction of any other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the attached proxy statement.  Stockholders of record at the close of business on May 5, 2015 (the “Record Date”) are entitled to notice of and to vote at the annual meeting and any postponements or adjournments thereof.

All stockholders are cordially invited to attend the meeting in person.  Your vote is important regardless of the number of shares you own. Only record or beneficial owners of the Company’s common stock as of the Record Date may attend the meeting in person. When you arrive at the meeting, you must present photo identification, such as a driver’s license. Beneficial owners also must provide evidence of stock holdings as of the Record Date, such as a recent brokerage account or bank statement, along with a legal proxy issued by their broker or nominee authorizing the beneficial holders to vote, and a statement from the broker or nominee confirming that the shares have not yet been voted.

STOCKHOLDERS ARE URGED TO FILL IN, DATE, SIGN AND PROMPTLY RETURN

THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PREPAID ENVELOPE.

It is desirable that as many stockholders as possible be represented, in person or by proxy, at the meeting. Consequently, whether or not you now expect to be present, please execute and return the enclosed proxy card. You have the power to revoke your proxy card at any time before it is voted, and the giving of a proxy card will not affect your right to vote in person if you attend the meeting.

By Order of the Board of Directors,
/s/ Robert L. Frichtel
Robert L. Frichtel
Chief Executive Officer

Dated: May 15, 2015

TABLE OF CONTENTS

ABOUT THE ANNUAL MEETING	1

PRINCIPAL STOCKHOLDERS	4

PROPOSAL NO. 1 ELECTION OF DIRECTORS	5

CORPORATE GOVERNANCE	6

EXECUTIVE OFFICERS	8

EXECUTIVE COMPENSATION	9

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	10

PROPOSAL NO. 2 ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION	11

PROPOSAL NO. 3 ADVISORY RESOLUTION ON SAY ON PAY	12

PROPOSAL NO. 4 THE RATIFICATION OF THE APPOINTMENT OF HARTLEY MOORE ACCOUNTANCY CORPORATION AS THE COMPANY’S INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2015	13

PROPOSAL NO. 5 APPROVAL OF CORPORATE NAME CHANGE	14

PROPOSAL NO. 6 APPROVAL AND ADOPTION OF 2014 EQUITY INCENTIVE PLAN

STOCKHOLDER PROPOSALS FOR THE 2016 MEETING	16

OTHER MATTERS	16

Advanced Cannabis Solutions, Inc.

6565 E. Evans Avenue

Denver, CO 80224

ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 16, 2015

PROXY STATEMENT

The Board of Directors (the “Board”) of Advanced Cannabis Solutions, Inc. (the “Company”) is soliciting proxies from its stockholders to be used at the annual meeting of stockholders to be held at 6565 East Evans Avenue, Denver, CO 80224, on the 16th day of June, 2015, beginning at 9:00 A.M. local time, and at any postponements or adjournments thereof. This proxy statement contains information related to the annual meeting. This proxy statement and the accompanying form of proxy are first being sent to stockholders on or about May 15, 2015.

ABOUT THE ANNUAL MEETING

Why did I receive these materials?

Our Board is soliciting proxies for the Company’s 2015 annual meeting of stockholders. You are receiving a proxy statement because you owned shares of our common stock on May 5, 2015 (the “Record Date”) and that entitles you to vote at the meeting. By use of a proxy, you can vote whether or not you attend the meeting. This proxy statement describes the matters on which we would like you to vote and provides information on those matters so that you can make an informed decision.

What information is contained in this proxy statement?

The information in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, our Board, the compensation of Directors and Executive Officers and other information that the Securities and Exchange Commission requires us to provide annually to our stockholders.

Who is entitled to vote at the meeting?

Holders of common stock as of the close of business on the Record Date will receive notice of, and be eligible to vote at, the annual meeting and at any adjournment or postponement of the annual meeting. At the close of business on the Record Date, we had outstanding and entitled to vote 14,458,002 shares of common stock.

How many votes do I have?

Each outstanding share of our common stock you owned as of the Record Date will be entitled to one vote for each matter considered at the meeting. There is no cumulative voting.

Who can attend the meeting?

Only persons with evidence of stock ownership as of the Record Date or who are invited guests of the Company may attend and be admitted to the annual meeting of the stockholders. Stockholders with evidence of stock ownership as of the Record Date may be accompanied by one guest. Photo identification may be required (a valid driver’s license, state identification or passport). If a stockholder’s shares are registered in the name of a broker, trust, bank or other nominee, the stockholder must bring a proxy or a letter from that broker, trust, bank or other nominee or their most recent brokerage account statement that confirms that the stockholder was a beneficial owner of shares of stock of the Company as of the Record Date. Since seating is limited, admission to the meeting will be on a first-come, first-served basis.

Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the voting power of common stock issued and outstanding on the Record Date will constitute a quorum, permitting the conduct of business at the meeting. Proxies received but marked as abstentions or broker non-votes, if any, will be included in the calculation of the number of votes considered to be present at the meeting for purposes of a quorum.

How do I vote?

If you are a holder of record (that is, your shares are registered in your own name with our transfer agent), you can vote either in person at the annual meeting or by proxy without attending the annual meeting. We urge you to vote by proxy even if you plan to attend the annual meeting so that we will know as soon as possible that enough votes will be present for us to hold the meeting.

Each stockholder receiving proxy materials by mail may vote by proxy by using the accompanying proxy card. When you return a proxy card that is properly signed and completed, the shares represented by your proxy will be voted as you specify on the proxy card.

If you hold your shares in “street name,” you must either direct the bank, broker or other record holder of your shares as to how to vote your shares, or obtain a proxy from the bank, broker or other record holder to vote at the meeting. Please refer to the voter instruction cards used by your bank, broker or other record holder for specific instructions on methods of voting, including by telephone or by using the Internet.

Your shares will be voted as you indicate. If you return the proxy card but you do not indicate your voting preferences, then your shares will not be voted with respect to any proposal. The Board and management do not intend to present any matters at this time at the annual meeting other than those outlined in the notice of the annual meeting. Should any other matter requiring a vote of stockholders arise, stockholders returning the proxy card confer upon the individuals designated as proxy’s discretionary authority to vote the shares represented by such proxy on any such other matter in accordance with their best judgment.

Can I change my vote?

Yes. If you are a stockholder of record, you may revoke or change your vote at any time before the proxy is exercised by filing a notice of revocation with us or by mailing a proxy bearing a later date or by attending the annual meeting and voting in person. For shares you hold beneficially in “street name,” you may change your vote by submitting new voting instructions to your bank, broker, other record holder of your shares or other nominee or, if you have obtained a legal proxy from your bank, broker, other record holder of your shares or other nominee giving you the right to vote your shares, by attending the meeting and voting in person. In either case, the powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

How are we soliciting this proxy?

We are soliciting this proxy on behalf of our Board and will pay all expenses associated with this solicitation. In addition to mailing these proxy materials, certain of our officers and other employees may, without compensation other than their regular compensation, solicit proxies through further mailing or personal conversations, or by telephone, facsimile or other electronic means. We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of our stock and to obtain proxies.

Will stockholders be asked to vote on any other matters?

To the knowledge of the Company and its management, stockholders will vote only on the matters described in this proxy statement. However, if any other matters properly come before the meeting, the persons named as proxies for stockholders will vote on those matters in the manner they consider appropriate.

What vote is required to approve each item?

The two nominees receiving the highest vote totals of the eligible shares of our common stock will be elected as our directors. The approval of the advisory resolutions on executive compensation, say on pay, the ratification of the appointment of Hartley Moore Accountancy Corporation, and changing the Company’s name require the affirmative vote of the majority of the votes present, in person or by proxy, and entitled to vote at the meeting.

How are votes counted?

With regard to the election of directors, votes may be cast in favor or withheld and votes that are withheld will be excluded entirely from the vote and will have no effect. You may not cumulate your votes for the election of directors.

For the other proposals, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions are considered to be present and entitled to vote at the meeting and, therefore, will have the effect of a vote against each of the proposals.

If you hold your shares in “street name,” the Company has supplied copies of its proxy materials for its 2015 annual meeting of stockholders to the broker, bank or other nominee holding your shares of record and they have the responsibility to send these proxy materials to you. Your broker, bank or other nominee that have not received voting instructions from their clients may not vote on any proposal other than the appointment of Hartley Moore Accountancy Corporation. These so-called “broker non-votes” will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining a quorum, but will not be considered in determining the number of votes necessary for approval of any of the proposals and will have no effect on the outcome of any of the proposals other than the approval of the amendment to our bylaws to provide for a classified board of directors. Your broker, bank or other nominee is permitted to vote your shares on the appointment of Hartley Moore Accountancy Corporation as our independent auditor without receiving voting instructions from you.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please vote your shares applicable to each proxy card and voting instruction card that you receive.

PRINCIPAL STOCKHOLDERS

The following table sets forth certain information regarding beneficial ownership of our common stock as of May 5, 2015: (i) by each of our directors, (ii) by each of the Named Executive Officers, (iii) by all of our executive officers and directors as a group, and (iv) by each person or entity known by us to beneficially own more than five percent (5%) of any class of our outstanding shares. As of May 5, 2015, there were 14,458,002 shares of our common stock outstanding.

Name and Address	Number of Shares	Percentage of Class
Executive Officers and Directors:
Michael Feinsod (1)(3)	1,200,000	8.30%

Robert L. Frichtel (1)(4)	1,100,000	7.61%

All officers and directors as a group (two persons)	2,300,000	15.91%

Beneficial Owners of More than Five Percent:
BGBW, LLC	2,500,000	17.29%
GTC House
18 Station Rd.
Chesham Bucks HP5 1DH
United Kingdom

The List Consulting LLC (5)	1,150,000	7.95%
GTC House
18 Station Rd.
Chesham Bucks HP5 1DH
United Kingdom

(1)

Address for this person is 6565 E. Evans Avenue, Denver, Colorado  80224.

(2)

Derived from definitive proxy statement filed with the SEC on September 17, 2013. BGBW, LLC is controlled by Michael Kelsey.

(3)

Includes 200,000 shares owned by Infinity Capital, LLC. Michael Feinsod, as Managing Member of Infinity Capital, LLC, may be deemed to be the beneficial owner of such shares. Derived from a Form 13D filed with the SEC on May 8, 2015.

(4)

Includes 1,000,000 shares owned by Robert L Frichtel, as derived from a Schedule 13D filed with the SEC on September 2, 2014. Also includes 100,000 vested options granted to Mr. Frichtel on May 1, 2015 pursuant to the Frichtel Agreement, as derived from a Form 8-K filed with the SEC on May 1, 2015.

(5)

Derived from a share exchange agreement between the Company and Promap filed with the SEC on August 16, 2013 and Schedule 14f-1 filed with the SEC on August 16, 2013. Mr. Lopesino resigned as an officer of the Company on October 29, 2014. Shares are held of record by The List Consulting LLC, an entity controlled by Mr. Lopesino.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of the our common stock and other equity securities, on Form 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the Securities and Exchange Commission regulations to furnish our company with copies of all Section 16(a) reports they file.

Based solely on our review of the copies of such reports received by us, and on written representations by our officers and directors regarding their compliance with the applicable reporting requirements under Section 16(a) of the Exchange Act, we believe that, with respect to the fiscal year ended December 31, 2014, our officers and directors, and all of the persons known to us to own more than 10% of our common stock, filed all required reports on a timely basis, except for Stephen G. Calandrella.  Please see the Current Report on Form 8-K we filed with the SEC on December 8, 2014 regarding our settlement with Mr. Calandrella, among other things, relating to Mr. Calandrella’s failure to timely file (and/or furnish to the Company) copies of his required Section 16(a) reports.

PROPOSAL NO. 1

 ELECTION OF DIRECTORS

General

The number of authorized directors as of the date of this proxy statement is two (2). All of the nominees have indicated to the Company that they will be available to continue to serve as directors. If any nominee named herein for election as a director should for any reason become unavailable to serve prior to the annual meeting, the Board may, prior to the annual meeting, (i) reduce the size of the Board to eliminate the position for which that person was nominated, (ii) nominate a new candidate in place of such person or (iii) leave the position vacant to be filled at a later time. Directors elected at the 2015 annual meeting will hold office for a one year term expiring at the annual meeting in 2016 and until their respective successors are elected and qualified, or until their earlier death, resignation or removal. All of the nominees are currently directors of the Company. The experience, qualifications, attributes and skills that led to the conclusion that the persons should serve as a director of our Company are described below in each director nominee’s biography.

Director Nominees

Robert L.  Frichtel was appointed a director and as our Chief Executive Officer on August 14, 2013.  Mr. Frichtel served as a managing partner of IBC Capital Group, a commercial real estate and finance company, since 2002.  Between 1999 and 2001, Mr. Frichtel was the president and Chief Operating Officer of EOS Group, a division of Health Net, a NYSE listed healthcare company.  Since 2001, Mr. Frichtel has consulted for numerous clients throughout the nation that are engaged in the medical marijuana business and has written articles for Bloomberg business regarding the cannabis industry.  Mr. Frichtel received a Bachelor of Science degree in business administration from Colorado State University in 1985.

Michael Feinsod was appointed as a member of our Board and as Executive Chairman of our Board on August 4, 2014.  Mr. Feinsod is the Managing Member of Infinity Capital, LLC, an investment management company he founded in 1999.  From 2006 through 2013, he served in various executive positions at Ameritrans Capital Corporation, a business development company.  Mr. Feinsod served as a director of Ameritrans Capital from December 2005 until July 2013 and served as a director of its subsidiary, Elk Associates Funding Corporation, from December 2005 until April 2013.  In April 2013, in connection with a settlement agreement with the United States Small Business Administration (the “SBA”), the SBA was appointed as the receiver of Elk Associates Funding Corporation. Mr. Feinsod served as an investment analyst and portfolio manager at Mark Boyar & Company, Inc., a broker-dealer.  He is admitted to practice law in New York and served as an associate in the Corporate Law Department of Paul, Hastings, Janofsky & Walker LLP.  Mr. Feinsod holds a J.D. from Fordham University School of Law and a B.A. from George Washington University.

Our Board of Directors recommends a vote FOR each of the Director nominees listed above.

CORPORATE GOVERNANCE

Board Composition

Directors currently hold office for one year or until the earlier of their death, resignation, removal or until their successors have been duly elected and qualified. There are no family relationships among our Directors. Our bylaws provide that the number of members of our Board of Directors may be changed from time to time by resolutions adopted by the Board of Directors and/or the stockholders. Our Board of Directors currently consists of two members.

Board Leadership Structure

Our Board does not have a policy on whether the same person should serve as both the Chief Executive Officer and Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. Our Board believes that it should have the flexibility to periodically determine the leadership structure that it believes is best for the Company.

Board Role in Risk Oversight

Risk is inherent with every business and we face a number of risks. Management is responsible for the day-to-day management of risks we face, while our Board of Directors is responsible for overseeing our management and operations, including overseeing its risk assessment and risk management functions.

Number of Meetings of the Board of Directors

The Board held 8 meetings during 2014. Directors are expected to attend Board meetings and to spend time needed to meet as frequently as necessary to properly discharge their responsibilities. Each active director attended at least 75% of the aggregate number of meetings of the Board during 2014, except for Michael Feinsod, who was elected on August 4, 2014.

Attendance at Annual Meetings of the Stockholders

The Company has no policy requiring Directors and Director Nominees to attend its annual meeting of stockholders; however, all Directors and Director Nominees are encouraged to attend.

Director Independence

Mr. Michael Feinsod is considered as an “independent” director under the applicable definition of the listing standards of the NASDAQ Capital Market (“NASDAQ”).

Stockholder Communications

Stockholders may send communications to the Company's directors as a group or individually, by writing to those individuals or the group: c/o the Chief Executive Officer c/o General Cannabis Corporation (f/k/a Advanced Cannabis Solutions, Inc.), 6565 E. Evans Avenue, Denver, CO 80224. The Chief Executive Officer will review all correspondence received and will forward all correspondence that is relevant to the duties and responsibilities of the Board of Directors of the Company or the business of the Company to the intended director(s). Examples of inappropriate communication include business solicitations, advertising and communication that is frivolous in nature, relates to routine business matters (such as product inquiries, complaints or suggestions), or raises grievances that are personal to the person submitting the communication. Upon request, any director may review communication that is not forwarded to the directors pursuant to this policy.

Committees of the Board of Directors

Our Board of Directors has established one standing committee: a compensation committee, which is described below.  We are in the process of creating a nominating and corporate governance committee and an audit committee, as well as identifying an audit committee financial expert.  Members of our compensation committee are elected annually at the regular board meeting held in conjunction with the annual stockholders' meeting. The charter of each committee (as applicable) is available on our website at www.advcannabis.com.

Compensation Committee

The Compensation Committee oversees our executive compensation and recommends various incentives for key employees to encourage and reward increased corporate financial performance, productivity and innovation.  The Compensation Committee is responsible for: (a) assisting our Board in fulfilling its fiduciary duties with respect to the oversight of the Company’s compensation plans, policies and programs, including assessing our overall compensation structure, reviewing all executive compensation programs, incentive compensation plans and equity-based plans, and determining executive compensation; and (b) reviewing the adequacy of the Compensation Committee charter on an annual basis.

Compensation Committee Interlocks and Insider Participation

Robert Frichtel, historically our only director until August 2014, acted as our Compensation Committee. During the year ended December 31, 2014 none of our officers was a member of the Compensation Committee or a director of another entity, which other entity had one of its executive officers serving as one of our directors or as a member of our Compensation Committee.

Director Compensation

During the two years ended December 31, 2013, we did not compensate our directors for acting as such. On August 4, 2014, in consideration for serving as Executive Chairman and member of our Board, and pursuant to the terms of the Executive of Board and Director Agreement between the Company and Michael Feinsod (the “Feinsod Agreement”), we approved the issuance of 200,000 shares of our common stock to Infinity Capital, LLC (an entity controlled by Mr. Feinsod) upon execution of the Feinsod Agreement.  We also approved the terms of the Feinsod Agreement that require: (i) the issuance of 1,000,000 shares of common stock to Infinity Capital, LLC upon the uplisting of the our common stock, (ii) the issuance of 150,000 shares of common stock to Infinity Capital, LLC on August 4, 2015 provided that Mr. Feinsod remains a member of our Board on that date, and (iii) the issuance of 150,000 shares of common stock to Infinity Capital, LLC on August 4, 2016 provided that Mr. Feinsod remains a member of our Board on that date. On April 28, 2015, the Company issued 1,000,000 shares of its stock to Infinity Capital, LLC, as a result of the uplisting of the Company’s stock to the OTC Market’s Pink Sheets on April 28, 2015. In addition, the Feinsod Agreement requires the issuance of a number of shares of common stock to Infinity Capital, LLC equal to 10% of any new issuance not to exceed 600,000 shares of common stock in the aggregate during the time that Mr. Feinsod remains a member of our Board (the “New Issuance Allowance”).  Under the terms of the Feinsod Agreement, the New Issuance Allowance will not be triggered upon issuances relating to convertible securities existing as of the date hereof.  For illustrative purposes, if the Company issues 7,000,000 new shares of common stock, then the New Issuance Allowance issued to Infinity Capital, LLC would be capped at 600,000 shares of common stock pursuant to the terms of the Feinsod Agreement.

EXECUTIVE OFFICERS

Certain information regarding our Executive Officers is provided below:

Name	Age	Position
Robert L. Frichtel	51	Chief Executive Officer and Director
Brian J. Kozel	39	Vice President-Finance, Chief Financial and Accounting Officer

For information with respect to Robert L. Frichtel, please see the information about the members of our Board on the preceding pages. There are no family relationships among our Directors or Executive Officers.

Brian J. Kozel was appointed to serve as the Company’s Vice President - Finance and Chief Financial Officer, pursuant to an independent contractor agreement, on October 24, 2014. Mr. Kozel is currently a private consultant providing SEC and financial advice to clients in a variety of industries, primarily, through his firm, Satellite Accounting Services, LLC.  Since 2011, he has also been Compliance Director for Aspire XBRL, a start-up firm specializing in solutions-based XBRL and SEC/EDGAR servicing and reporting. From 2010 to 2011, Mr. Kozel was an XBRL subject matter expert with Rivet Software, a developer, provider and servicer of proprietary financial reporting solutions. From 1998 to 2008, Mr. Kozel was a staff accountant, director and senior manager with KPMG, LLP. Since 2011, Mr. Kozel, as a volunteer, has served as Treasurer and Finance Committee Chair of Aging Service of Boulder County, a charitable organization.  Mr. Kozel, a certified public accountant, received a BS, Accounting degree from Bucknell University and was an MBA candidate at IUPUI, Kelly School of Business. In consideration for his services, Mr. Kozel will be (i) paid at an hourly rate approved by the Board and (ii) reimbursed for reasonable out-of-pocket expenses incurred by him in performing his services.

EXECUTIVE COMPENSATION

Compensation Policies and Practices and Risk Management

The Board considers, in establishing and reviewing our compensation philosophy and programs, whether such programs encourage unnecessary or excessive risk taking. Base salaries are fixed in amount and consequently the Board does not see them as encouraging risk taking. We also provide named executive officers and other senior managers with long-term equity awards to help further align their interests with our interests and those of our stockholders. The Board believes that these awards do not encourage unnecessary or excessive risk taking since the awards are generally provided at the beginning of an employee's tenure or at various intervals to award achievements or provide additional incentive to build long-term value and are subject to vesting schedules to help ensure that executives and senior managers have significant value tied to our long-term corporate success and performance.

The Board believes that our compensation philosophy and programs encourage employees to strive to achieve both short- and long-term goals that are important to our success and building stockholder value, without promoting unnecessary or excessive risk taking. The Board has concluded that our compensation philosophy and practices are not reasonably likely to have a material adverse effect on us.

In addition, our Compensation Committee undertakes such analyses and makes such determinations. In addition, the Compensation Committee makes decisions regarding the levels of compensation for each of our executive officers.

The following table sets forth all compensation paid in respect of the Company’s Chief Executive Officer (“CEO”) and its Executive Chairman and the two (2) most highly compensated executive officers other than the CEO and Executive Chairman who received compensation in excess of $100,000 per year for each of the years ended December 31, 2014 and 2013:

Name and Principal Position	Year	Salary $	Bonus $	Stock Awards $	Option Awards $	All Other Compensation $	Total $
Robert Frichtel,	2014	108,000	--	--	--	--	108,000
Chief Executive Officer (1)	2013	49,118	--	--	--	--	49,118

Michael Feinsod,	2014	--	--	884,000	--	--	884,000
Executive Chairman of the Board (6)

Roberto Lopesino,	2014	90,000	--	--	--	--	90,000
Vice President (5)	2013	31,500	--	--	--	--	31,500

Christopher Taylor,	2014	108,000	--	--	--	--	108,000
Chief Financial Officer (2)	2013	15,398	--	--	--	--	15,398

Brian Kozel,	2014	25,450	--	--	--	--	25,450
Chief Financial Officer

Steven Tedesco,	2013	--	--	--	--	--	--
President and Chief Executive Officer (3)

Robert W. Carington, Jr.,	2013	--	--	--	--	--	--
Chief Financial Officer (4)

(1)   Mr. Frichtel was appointed an officer on August 14, 2013.

(2)   Mr. Taylor was appointed an officer on September 23, 2013. On April 15, 2015, Mr. Taylor resigned as an officer and employee of the Company.

(3)   Mr. Tedesco resigned as an officer and director on August 14, 2013.

(4)   Mr. Carrington resigned as an officer and director on August 14, 2013.

(5)   Mr. Lopesino resigned as an officer on October 29, 2014.

(6)   Mr. Feinsod was appointed the Executive Chairman of the Board on August 4, 2014. The Company issued 200,000 shares of common stock to Infinity Capital, LLC., an entity controlled by Mr. Feinsod.

The following shows the amounts we paid our officers during the twelve months ending December 31, 2014 and the amount of time these persons expect to devote to us.

Name	Compensation	Percent of Time to be Devoted to the Our Business
Robert L. Frichtel	$108,000	100%
Roberto Lopesino (1)	$90,000	100%
Christopher Taylor (2)	$108,000	100%
Brian Kozel (3)	$25,450	60%

(1)   On October 29, 2014, Mr. Lopesino resigned from the Company.

(2)   April 15, 2015, Mr. Taylor resigned as an officer and employee of the Company.

(3)   Mr. Kozel was appointed as an officer on October 27, 2014.

Outstanding Equity Awards at 2014 Fiscal Year-End

Long-Term Incentive Plans

On October 29, 2014, the Board authorized the adoption of the Company’s 2014 Equity Incentive Plan (the “Plan”), which, subject to stockholder approval pursuant to proposal number 6, below, is designed to provide an additional incentive to executives, employees, directors and key consultants, aligning the long term interests of participants in the Plan with those of the Company and the Company’s stockholders. The Plan provides that up to 10 million shares of the Company’s common stock may be issued under the Plan.

Stock Option and Stock Bonus Plans

On October 29, 2014, the Board granted certain Plan participants an aggregate of 175,000 non-qualified options to purchase shares of the Company’s common stock pursuant to the Plan. The exercise price of the options is $3.70 per share and the options expire three years from the date of issuance. Although the options vested immediately upon being granted, the Plan has not yet been adopted by the Company’s stockholders, so the options will be exercisable only upon approval of the Plan by the Company’s stockholders (please see proposal number 6, below). If stockholder approval of the Plan is not obtained, the options will be cancelled and deemed void.

On December 1, 2014, the Board granted a certain Plan participant an aggregate of 25,000 non-qualified options to purchase shares of the Company’s common stock pursuant to the Plan. The exercise price of the options is $1.98 per share and the options expire three years from the date of issuance. Although the options vested immediately upon being granted, the Plan has not yet been adopted by the Company’s stockholders, so the options will be exercisable only upon approval of the Plan by the Company’s stockholders (please see proposal number 6, below). If stockholder approval of the Plan is not obtained, the options will be cancelled and deemed void.

In connection with the Company’s acquisition of IPG, the Company granted certain Plan participants approximately 250,000 non-qualified options to purchase share of the Company’s common stock pursuant to the Plan (the “2015 IPG Option Agreement”). The exercise price of the options is $3.00 per share and the options expire three years from the date of issuance.  The options vest six months from the grant date.  The Plan has not yet been adopted by the Company’s stockholders (please see proposal number 6, below).  If stockholder approval of the Plan is not obtained, the options will be cancelled and deemed void.

On May 1, 2015, the Company and Robert L. Frichtel entered into an Option Agreement pursuant to which Mr. Frichtel will receive options to purchase 300,000 shares of the Company’s common stock at a price of $3.75 per share (see Agreements with Executive Officers, below).

Employee Pension, Profit Sharing or other Retirement Plans

We do not have a defined benefit, pension plan, profit sharing or other retirement plan, although we may adopt one or more of such plans in the future.

Agreements with Executive Officers

On May 1, 2015, the Company and Robert L. Frichtel entered into an Executive Employment Agreement (the “Frichtel Agreement”) in order to secure Mr. Frichtel’s continued employment as the Company’s President and Chief Executive Officer.  Under the terms of the Frichtel Agreement, Mr. Frichtel will receive a base salary of $150,000 per year, which may be increased (but not decreased) subject to annual review by our Board.  Mr. Frichtel will be eligible for an annual bonus pursuant to the Company’s Executive Bonus Plan and is entitled to participate in any employee benefit plan that Company has adopted or may adopt.  The term of the Frichtel Agreement expires on December 31, 2018.

In addition, the Company and Mr. Frichtel entered into an Option Agreement (the “Frichtel Option Agreement”), pursuant to which Mr. Frichtel will receive options to purchase 300,000 shares of the Company’s common stock at a price of $3.75 per share (which price was based on the closing price of the Company’s common stock on May 1, 2015), 100,000 of which vested upon execution of the Frichtel Agreement, and provided that Mr. Frichtel remains an employee of the Company on each date, 100,000 of which will vest on May 1, 2016, and the remaining 100,000 will vest on May 1, 2017.

The foregoing description of the Frichtel Agreement and the Frichtel Option Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Frichtel Agreement and the Frichtel Option Agreement, which the Company intends to file timely by amendment to this Current Report on Form 8-K.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On June 30, 2013, we sold 1,000,000 shares of our common stock to Robert L. Frichtel and 1,150,000 shares of our common stock to Roberto Lopesino at a price of $0.001 per share.  On June 30, 2013, we also sold 10,250,000 shares of our common stock to an unaffiliated group of private investors at a price of $0.001 per share.  On August 14, 2013, our shareholders exchanged 12,400,000 shares in Promap Corporation for 12,400,000 shares of our common stock.

Subsequently, one unaffiliated person that received 2,000,000 shares in August 2013 transferred 100,000 shares to Christopher Taylor and 150,000 to another non-affiliated shareholder.  The remaining 1,750,000 shares held by this person were returned to treasury and cancelled.

During the two years ended December 31, 2013, we did not compensate our directors for acting as such. On August 4, 2014, in consideration for serving as Executive Chairman and member of our Board, and pursuant to the terms of the Feinsod Agreement, we approved the issuance of 200,000 shares of our common stock to Infinity Capital, LLC (an entity controlled by Mr. Feinsod) upon execution of the Feinsod Agreement.  We also approved the terms of the Feinsod Agreement that require: (i) the issuance of 1,000,000 shares of common stock to Infinity Capital, LLC upon the uplisting of the our common stock, (ii) the issuance of 150,000 shares of common stock to Infinity Capital, LLC on August 4, 2015 provided that Mr. Feinsod remains a member of our Board on that date, and (iii) the issuance of 150,000 shares of common stock to Infinity Capital, LLC on August 4, 2016 provided that Mr. Feinsod remains a member of our Board on that date. On April 28, 2015, the Company issued 1,000,000 shares of its stock to Infinity Capital, LLC, as a result of the uplisting of the Company’s stock to the OTC Market’s Pink Sheets on April 28, 2015. In addition, the Feinsod Agreement requires the New Issue Allowance.  Under the terms of the Feinsod Agreement, the New Issuance Allowance will not be triggered upon issuances relating to convertible securities existing as of the date hereof.  For illustrative purposes, if the Company issues 7,000,000 new shares of common stock, then the New Issuance Allowance issued to Infinity Capital, LLC would be capped at 600,000 shares of common stock pursuant to the terms of the Feinsod Agreement.

PROPOSAL NO. 2

 ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION

We are asking stockholders to approve an advisory resolution on the Company's 2014 executive compensation as reported in this proxy statement. As described in this proxy statement, our compensation policies and determinations, including those made for fiscal year 2014, have been the product of discussions between our entire Board. Our Compensation Committee will make all compensation decisions regarding executive compensation in future periods. Accordingly, the compensation paid to our named executive officers for fiscal year 2014 is not necessarily indicative of how we will compensate our named executive officers in the future.

We urge stockholders to read the "Executive Compensation" section beginning on page 8 of this proxy statement, as well as the Summary Compensation Table and other related compensation tables and narrative in this proxy statement, which provide detailed information on the compensation of our named executive officers.

In accordance with Section 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and as a matter of good corporate governance, we are asking stockholders to approve the following advisory resolution:

RESOLVED, that the stockholders of the Company approve, on an advisory basis, the 2014 compensation of the Company's named executive officers disclosed in the Executive Compensation section and the related compensation tables, notes and narrative in the Proxy Statement for the Company's 2015 Annual Meeting of Stockholders.

This advisory resolution, commonly referred to as a “say-on-pay” resolution, is non-binding on the board of directors. Although non-binding, the board will review and consider the voting results when making future decisions regarding our executive compensation program.

Our Board of Directors recommends that a vote FOR the approval of the advisory resolution on executive compensation.

PROPOSAL NO. 3

ADVISORY RESOLUTION ON THE FREQUENCY OF THE STOCKHOLDERS’ SAY ON PAY

We are including in this proxy statement a separate non-binding stockholder vote to advise on whether the say-on-pay vote should occur every one, two or three years. You have the option to vote for any one of the three options, or to abstain on the matter.

The Board has determined that an advisory vote on executive compensation every three years is the best approach for the Company based on a number of considerations, including the following:

•

Our compensation program is designed to induce performance over a multi-year period. A vote held every three years would be more consistent with, and provide better input on, our long-term compensation, which constitutes a significant portion of the compensation of our named executive officers;

•

A three-year vote cycle gives the Board sufficient time to thoughtfully consider the results of the advisory vote and to implement any desired changes to our executive compensation policies and procedures; and

•

A three-year cycle will provide stockholders sufficient time to evaluate the effectiveness of our short- and long-term compensation strategies and the related business outcomes of the Company.

Required Vote

Although the vote is non-binding, our Board and the Compensation Committee will take into account the outcome of the vote when making future decisions about the Company’s executive compensation policies and procedures. The Company’s stockholders also have the opportunity to provide additional feedback on important matters involving executive compensation even in years when say-on-pay votes do not occur. For example, as discussed under “Stockholder Communications”, the Company provides stockholders an opportunity to communicate directly with the Board, including on issues of executive compensation.

Our Board of Directors recommends a vote to conduct an advisory vote on executive compensation every three (3) years.

PROPOSAL NO. 4

THE RATIFICATION OF THE APPOINTMENT OF HARTLEY MOORE ACCOUNTANCY CORPORATION AS

 THE COMPANY’S INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM FOR

FISCAL YEAR 2015

The Board of Directors has appointed Hartley Moore Accountancy Corporation (“HMA”) as our independent registered certified public accounting firm for the fiscal year 2015 and has further directed that the selection of HMA be submitted to a vote of stockholders at the annual meeting for ratification.

As described below, the stockholder vote is not binding on the Board. If the appointment of HMA is not ratified, the Board will evaluate the basis for the stockholders’ vote when determining whether to continue the firm’s engagement, but may ultimately determine to continue the engagement of the firm or another audit firm without re-submitting the matter to stockholders. Even if the appointment of HMA is ratified, the Board may in its sole discretion terminate the engagement of the firm and direct the appointment of another independent auditor at any time during the year if it determines that such an appointment would be in the best interests of our Company and our stockholders.

Representatives of HMA are expected to attend the annual meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

Our Board of Directors recommends a vote FOR the ratification of the appointment of HMA as our independent registered certified public accounting firm for the year 2015. If the appointment is not ratified, our Board will consider whether it should select another independent registered certified public accounting firm.

INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

Cutler and Co., LLC (“Cutler”) served as our independent auditors for the fiscal year ended December 31, 2013.  On July 9, 2014, we accepted the resignation of Cutler as our independent registered public accounting firm. Cutler’s resignation was effective immediately and the Company appointed HMA as its new independent registered public accounting firm.

The report of Cutler on our financial statements for the period of June 5, 2013 (inception) to December 31, 2013 (the “Fiscal Period”) did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the report was qualified as to the Company’s ability to continue as a going concern.

During the Fiscal Period ended December 31, 2013 and through the interim period ended July 9, 2014, there were no disagreements with Cutler on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Cutler, would have caused it to make reference to the matter in connection with its reports.

During the Fiscal Period ended December 31, 2013 and the subsequent interim period through July 9, 2014, we did not consult with HMA regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements or (ii) any matter that was either the subject of a disagreement or a reportable event identified in response to (a)(1)(v) of Item 304 of Regulation S-K.

The following is a summary of the fees billed to the Company for professional services rendered for the Fiscal Period and for the year ended December 31, 2014.

	2013		2014
	HM	Cutler	HM	Cutler
Audit fees	$-	$2,500	$65,000	$12,000
Audit-related fees	-	-	4,500	3,000
Tax fees	-	-	-
Total	$-	$2,500	$69,500	$15,000

Audit fees consist of fees billed for services rendered for the audit of the Company’s financial statements for the year ended December 31, 2014 and for the Fiscal Period.  Audit related fees relate to procedures performed in conjunction with the Company’s S-1/A filings.  Audit fees to HM for services rendered in 2014 include work performed in conjunction with restated financial statements for the 2013 Fiscal Period and the quarter ended March 31, 2014, additional audit work deemed necessary to issue their audit report on the Fiscal Period, and for quarterly review procedures performed in 2014.  In addition to the fees above, the Company reimbursed HM for expenses totaling $3,500.

Tax fees consist of fees billed for professional services related to the preparation of our U.S. federal and state income tax returns and tax advice.

Our Board pre–approved all audit–related fees. After considering the provision of services encompassed within the above disclosures about fees, the Board has determined that the provision of such services is compatible with maintaining HMA’s independence.

Pre–approval policy of services performed by independent registered public accounting firm

Our Board’s policy is to pre–approve all audit and non–audit related services, tax services and other services. Pre–approval is generally provided for up to one year, and any pre–approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Board has delegated the pre–approval authority to its CEO when expedition of services is necessary. The Company’s independent registered public accounting firm and its management are required to periodically report to the Board regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre–approval and the fees for the services performed to date.

Our Board approved all services that our independent accountants provided to us in the past two fiscal years.

PROPOSAL NO. 5

CORPORATE NAME CHANGE

Our Board has approved, subject to shareholder approval, an amendment to our Articles of Incorporation to change the name of the Company from Advanced Cannabis Solutions, Inc. to General Cannabis Corporation.  The form of the amendment to the Articles of Incorporation to be filed with the Secretary of State of the State of Colorado is set forth as Annex A to this proxy statement.

Our Board of Directors recommends that a vote FOR the approval of the corporate name change to General Cannabis Corporation.

PROPOSAL NO. 6

THE ADVANCED CANNABIS SOLUTIONS, INC. 2014 EQUITY INCENTVE PLAN

Overview

Our Board believes that granting equity-based awards is crucial in promoting short and long-term financial growth and stability, thereby enhancing shareholder value.  Pursuant to a meeting of the Board held on October 29, 2014, our Board reviewed and adopted the 2014 Equity Incentive Award Plan (the “Plan”) to award stock options to our directors, officers, employees and consultants.  The form of the Plan is set forth as Annex B to this proxy statement.

Additionally, to allow for awards under the Plan to qualify as tax-deductible performance-based compensation under Section 162(m) of the Internal Revenue Code, we are asking shareholders to approve the material terms of the Plan, however, there can be no guarantee that awards granted under the Plan will be treated as qualified performance-based compensation under Section 162(m).

Reasons to Approve the Plan

Our Board recommends that shareholders approve and adopt the Plan for the following reasons:

•

The Company has created a compensation philosophy and practice intended to reinforce strong and sustainable financial performance, operational discipline and shareholder value creation, and the Plan is an integral tool in executing and thusly reinforcing the Company’s philosophies and practices.

•

Compensation levels have been reasonable and aligned with performance.

•

The mix of cash and equity-based compensation has been appropriate.

•

Equity-based awards are a key component of our compensation program and a prevalent feature of our competitors’ compensation practices.

•

Equity-based awards may granted in lieu of cash as a significant and integral part of executive compensation and as a mechanism to deliver longer-term incentives, which supports our philosophy and practice, while simultaneously aligning employee and shareholder interests.

Our Board of Directors recommends that a vote FOR the approval and adoption of the Plan.

STOCKHOLDER PROPOSALS FOR THE 2016 MEETING

Our bylaws provide that, for matters to be properly brought before an annual meeting, business must be either (i) specified in the notice of annual meeting (or any supplement or amendment thereto) given by or at the direction of the Board of Directors, (ii) otherwise brought before the annual meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the annual meeting by a stockholder.

Stockholder proposals intended for inclusion in our proxy statement relating to the next annual meeting in 2016 must be received by us no later than December 21, 2015. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the SEC.

Notice to us of a stockholder proposal submitted otherwise than pursuant to Rule 14a-8 also will be considered untimely if received at our principal executive offices other than during the time period set forth below and will not be placed on the agenda for the meeting. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to us. To be timely, a stockholder’s notice must be delivered to us at our principal executive offices not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by us.

OTHER MATTERS

Our Board knows of no matter to be brought before the annual meeting other than the matters identified in this proxy statement. However, if any other matter properly comes before the annual meeting or any adjournment of the meeting, it is the intention of the persons named in the proxy solicited by our Board to vote the shares represented by them in accordance with their best judgment.

Annex A

ADVANCED CANNABIS SOLUTIONS, INC.

ARTICLES OF AMENDMENT

filed pursuant to §7-90-301, et seq. and §7-110-106 of the Colorado Revised Statutes (C.R.S.)

ID number:

20131338225

1.  Entity Name:

Advanced Cannabis Solutions, Inc.

2.  New Entity Name:  General Cannabis Corporation

3.  Use of Restricted Words:  None.

4.  Other amendments, if any, are attached.

5.  If the amendment provides for an exchange, reclassification or cancellation of issued shares, the attachment states the provisions for implementing the amendment.

6.  The corporation’s period of duration is perpetual.

7.  (Optional) Delayed effective date: ____________________

Notice:

Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual's act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.

8.  Name(s) and address(es) of the individual(s) causing the document to be delivered for filing:

Robert L. Frichtel, CEO

6565 E. Evans Avenue

Denver, Colorado 80224

Disclaimer:

This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user’s attorney.

A-1

Annex B

ADVANCED CANNABIS SOLUTIONS, INC.

2014 EQUITY INCENTIVE PLAN

THIS ADVANCED CANNABIS SOLUTIONS, INC. 2014 EQUITY INCENTIVE PLAN (the “Plan”) is designed to retain directors, executives and selected employees and consultants and reward them for making contributions to the success of the Company.  These objectives are accomplished by making long-term incentive awards under the Plan thereby providing Participants (as defined below) with a proprietary interest in the growth and performance of the Company.

1.	Definitions.

(a)	“Board” - The Board of Directors of the Company.

(b)	“Change in Control” - Means, and shall be deemed to have occurred upon the occurrence of, any one of the following events:

(i)

The acquisition in one transaction by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule l3d-3 promulgated under the Exchange Act) of shares or other securities (as defined in Section 3(a)(10) of the Exchange Act) representing 51% or more of outstanding Stock (as defined below) of the Company; provided, however, that a Change in Control as defined in this clause (1) shall not be deemed to occur in connection with any acquisition by the Company, an employee benefit plan of the Company or any Person who immediately prior to the effective date of this Plan is a holder of Stock (a “Current Stockholder”) so long as such acquisition does not result in any Person other than the Company, such employee benefit plan or such Current Stockholder beneficially owning shares or securities representing 51% or more of the outstanding; or

(ii)

Any election has occurred of persons as directors of the Company that causes two-thirds or more of the Board to consist of persons other than (i) persons who were members of the Board on the effective date of this Plan and (ii) persons who were nominated by the Board for election as members of the Board at a time when at least two-thirds of the Board consisted of persons who were members of the Board on the effective date of this Plan; provided, however, that any person nominated for election by the Board when at least two-thirds of the members of the Board are persons described in subclause (i) or (ii) and persons who were themselves previously nominated in accordance with this clause (2) shall, for this purpose, be deemed to have been nominated by a Board composed of persons described in subclause (ii); or

(iii)

Approval by the stockholders of the Company of a reorganization, merger, consolidation or similar transaction (a “Reorganization Transaction”), in each case, unless, immediately following such Reorganization Transaction, more than 50% of, respectively, the outstanding shares of common stock (or similar equity security) of the corporation or other entity resulting from or surviving such Reorganization Transaction and the combined voting power of the securities of such corporation or other entity entitled to vote generally in the election of directors, is then beneficially owned, directly or indirectly, by the individuals and entities who were the respective beneficial owners of the outstanding Stock immediately prior to such Reorganization Transaction in substantially the same proportions as their ownership of the outstanding Stock immediately prior to such Reorganization Transaction; or

(iv)

Approval by the stockholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company to a corporation or other entity, unless, with respect to such corporation or other entity, immediately following such sale or other disposition more than 50% of, respectively, the outstanding shares of common stock (or similar equity security) of such corporation or other entity and the combined voting power of the securities of such corporation or other entity entitled to vote generally in the election of directors, is then beneficially owned, directly or indirectly, by the individuals and entities who were the respective beneficial owners of the outstanding Stock immediately prior to such sale or disposition in substantially the same proportions as their ownership of the outstanding Stock immediately prior to such sale or disposition.

(c)	“Code” - The Internal Revenue Code of 1986, as amended from time to time.

(d)	“Committee” - The Compensation Committee of the Company’s Board, or such other committee of the Board that is designated by the Board to administer the Plan.

(e)	“Company” – Advanced Cannabis Solutions, Inc. and its subsidiaries including subsidiaries of subsidiaries.

(f)	“Exchange Act” - The Securities Exchange Act of 1934, as amended from time to time.

(g)

“Fair Market Value” - The fair market value of the Company’s issued and outstanding Stock as determined in good faith by the Board or Committee.  If the Stock is then quoted on a securities exchange or automated quotation system, the fair market values of the Company’s issued and outstanding Stock shall be the closing bid price of the Stock on the day preceding the Grant.

(h)

“Grant” - The grant of any form of stock option, stock award, or stock purchase offer, whether granted singly, in combination, or in tandem, to a Participant pursuant to such terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

(i)	“Grant Agreement” - An agreement between the Company and a Participant that sets forth the terms, conditions and limitations applicable to a Grant.

(j)

“Option” - Either an Incentive Stock Option, in accordance with Section 422 of Code, or a Nonstatutory Option, to purchase the Company’s Stock that may be awarded to a Participant under the Plan. A Participant who receives an award of an Option shall be referred to as an “Optionee.”

(k)	“Participant” - A director, officer, employee or consultant of the Company to whom an Award has been made under the Plan.

(l)	“Restricted Stock Purchase Offer” - A Grant of the right to purchase a specified number of shares of Stock pursuant to a written agreement issued under the Plan.

(m)	“Securities Act” - The Securities Act of 1933, as amended from time to time.

(n)	“Stock” - Authorized and issued or unissued shares of the no par value common stock of the Company.

(o)	“Stock Award” - A Grant made under the Plan in stock or denominated in units of stock for which the Participant is not obligated to pay additional consideration.

2.

Administration. The Plan shall be administered by the Board, provided, however, that the Board may delegate such administration to the Committee. Subject to the provisions of the Plan, the Board and/or the Committee shall have authority to (a) grant, in its discretion, Incentive Stock Options in accordance with Section 422 of the Code, or Nonstatutory Options, Stock Awards or Restricted Stock Purchase Offers; (b) determine in good faith the fair market value of the Stock covered by any Grant; (c) determine which eligible persons shall receive Grants and the number of shares, restrictions, terms and conditions to be included in such Grants; (d) construe and interpret the Plan; (e) promulgate, amend and rescind rules and regulations relating to its administration, and correct defects, omissions and inconsistencies in the Plan or any Grant; (f) consistent with the Plan and with the consent of the Participant, as appropriate, amend any outstanding Grant or amend the exercise date or dates thereof; (g) determine the duration and purpose of leaves of absence which may be granted to Participants without constituting termination of their employment for the purpose of the Plan or any Grant; and (h) make all other determinations necessary or advisable for the Plan’s administration. The interpretation and construction by the Board of any provisions of the Plan or selection of Participants shall be conclusive and final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant made thereunder.

3.	Eligibility.

(a)

General:  The persons who shall be eligible to receive Grants shall be directors, officers, employees or consultants to the Company. The term consultant shall mean any person, other than an employee, who is engaged by the Company to render services and is compensated for such services. An Optionee may hold more than one Option. Any issuance of a Grant to an officer or director of the Company subsequent to the first registration of any of the securities of the Company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) shall comply with the requirements of Rule 16b-3, as promulgated under the Exchange Act.

(b)

Incentive Stock Options:  Incentive Stock Options may only be issued to employees of the Company. Incentive Stock Options may be granted to officers or directors, provided they are also employees of the Company. Payment of a director’s fee shall not be sufficient to constitute employment by the Company.

The Company shall not grant an Incentive Stock Option under the Plan to any employee if such Grant would result in such employee holding the right to exercise for the first time in any one calendar year, under all Incentive Stock Options granted under the Plan or any other plan maintained by the Company, with respect to shares of Stock having an aggregate fair market value, determined as of the date the Option is granted, in excess of $100,000. Should it be determined that an Incentive Stock Option granted under the Plan exceeds such maximum for any reason other than a failure in good faith to value the Stock subject to such option, the excess portion of such option shall be considered a Nonstatutory Option. To the extent the employee holds two (2) or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Option as Incentive Stock Options under the Federal tax laws shall be applied on the basis of the order in which such Options are granted. If, for any reason, an entire Option does not qualify as an Incentive Stock Option by reason of exceeding such maximum, such Option shall be considered a Nonstatutory Option.

(c)

Nonstatutory Option:  The provisions of the foregoing Section 3(b) shall not apply to any Option designated as a “Nonstatutory Option” or which sets forth the intention of the parties that the Option be a Nonstatutory Option.

(d)	Stock Awards and Restricted Stock Purchase Offers: The provisions of this Section 3 shall not apply to any Stock Award or Restricted Stock Purchase Offer under the Plan.

4.	Stock.

(a)	Authorized Stock: Stock subject to Grants may be either unissued or reacquired Stock.

(b)

Number of Shares:  Subject to adjustment as provided in Section 5(i) of the Plan, the total number of shares of Stock which may be purchased or granted directly by Options, Stock Awards or Restricted Stock Purchase Offers, or purchased indirectly through exercise of Options granted under the Plan shall not exceed ten million (10,000,000) shares.  If any Grant shall for any reason terminate or expire, any shares allocated thereto but remaining unpurchased upon such expiration or termination shall again be available for Grants with respect thereto under the Plan as though no Grant had previously occurred with respect to such shares. Any shares of Stock issued pursuant to a Grant and repurchased pursuant to the terms thereof shall be available for future Grants as though not previously covered by a Grant.

(c)

Reservation of Shares:  The Company shall reserve and keep available at all times during the term of the Plan such number of shares as shall be sufficient to satisfy the requirements of the Plan. If, after reasonable efforts, which efforts shall not include the registration of the Plan or Grants under the Securities Act, the Company is unable to obtain authority from any applicable regulatory body, which authorization is deemed necessary by legal counsel for the Company for the lawful issuance of shares hereunder, the Company shall be relieved of any liability with respect to its failure to issue and sell the shares for which such requisite authority was so deemed necessary unless and until such authority is obtained.

(d)

Application of Funds: The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options or rights under Stock Purchase Agreements will be used for general corporate purposes.

(e)	No Obligation to Exercise: The issuance of a Grant shall impose no obligation upon the Participant to exercise any rights under such Grant.

5.	Terms and Conditions of Options.

Options granted hereunder shall be evidenced by agreements between the Company and the respective Optionees, in such form and substance as the Board or Committee shall from time to time approve. Option agreements need not be identical, and in each case may include such provisions as the Board or Committee may determine, but all such agreements shall be subject to and limited by the following terms and conditions:

(a)	Number of Shares: Each Option shall state the number of shares to which it pertains.

(b)	Exercise Price: Each Incentive Stock Option shall state the exercise price, which shall be determined as follows:

(i)

Any Incentive Stock Option granted to a person who at the time the Option is granted owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company (“Ten Percent Holder”) shall have an exercise price of no less than 110% of the Fair Market Value of the Stock as of the date of grant; and

(ii)

Incentive Stock Options granted to a person who at the time the Option is granted is not a Ten Percent Holder shall have an exercise price of no less than 100% of the Fair Market Value of the Stock as of the date of grant.

For the purposes of this Section 5(b), the Fair Market Value shall be as determined by the Board in good faith, which determination shall be conclusive and binding; provided however, that if there is a public market for such Stock, the Fair Market Value per share shall be the average of the bid and asked prices (or the closing price if such stock is listed on the NASDAQ National Market System or Small Cap Issue Market) on the date of grant of the Option, or if listed on a stock exchange, the closing price on such exchange on such date of grant.

The exercise price of each Nonstatutory Stock Option shall be determined at the discretion of the Board of Directors of the Corporation.

(c)

Medium and Time of Payment:  The exercise price shall become immediately due upon exercise of the Option and shall be paid in cash or check made payable to the Company. Should the Company’s outstanding Stock be registered under Section 12(g) of the Exchange Act at the time the Option is exercised, then the exercise price may also be paid as follows:

(i)

in shares of Stock held by the Optionee for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes and valued at Fair Market Value on the exercise date, or

(ii)

through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions (a) to a Company-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company by reason of such purchase and (b) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

At the discretion of the Board, exercisable either at the time of Option grant or of Option exercise, the exercise price may also be paid (i) by Optionee’s delivery of a promissory note in form and substance satisfactory to the Company and permissible under applicable securities rules and bearing interest at a rate determined by the Board in its sole discretion, but in no event less than the minimum rate of interest required to avoid the imputation of compensation income to the Optionee under the Federal tax laws, or (ii) in such other form of consideration permitted by the corporations law of the State of Colorado as may be acceptable to the Board.

(d)

Term and Exercise of Options:  Any Option granted to an employee of the Company shall become exercisable over a period of no longer than five (5) years. In no event shall any Option be exercisable after the expiration of ten (10) years from the date it is granted, and no Incentive Stock Option granted to a Ten Percent Holder shall, by its terms, be exercisable after the expiration of five (5) years from the date of the Option. Unless otherwise specified by the Board or the Committee in the resolution authorizing such Option, the date of grant of an Option shall be deemed to be the date upon which the Board or the Committee authorizes the granting of such Option.

Each Option shall be exercisable to the nearest whole share, in installments or otherwise, as the respective Option agreements may provide. During the lifetime of an Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee, and no other person shall acquire any rights therein. To the extent not exercised, installments (if more than one) shall accumulate, but shall be exercisable, in whole or in part, only during the period for exercise as stated in the Option agreement, whether or not other installments are then exercisable.

(e)

Termination of Status as Employee, Consultant or Director:  If Optionee’s status as an employee shall terminate for any reason other than Optionee’s disability or death, then Optionee (or if the Optionee shall die after such termination, but prior to exercise, Optionee’s personal representative or the person entitled to succeed to the Option) shall have the right to exercise the portions of any of Optionee’s Incentive Stock Options which were exercisable as of the date of such termination, in whole or in part, within 90 days after such termination (or, in the event of “termination for good cause” as that term is defined in case law related thereto, or by the terms of the Plan or the Option Agreement or an employment agreement, the Option shall automatically terminate as of the termination of employment as to all shares covered by the Option).

With respect to Nonstatutory Options granted to employees, directors or consultants, the Board may specify such period for exercise, not less than 90 days (except that in the case of “termination for cause” or removal of a director), the Option shall automatically terminate as of the termination of employment or services as to shares covered by the Option, following termination of employment or services as the Board deems reasonable and appropriate. The Option may be exercised only with respect to installments that the Optionee could have exercised at the date of termination of employment or services. Nothing contained herein or in any Option granted pursuant hereto shall be construed to affect or restrict in any way the right of the Company to terminate the employment or services of an Optionee with or without cause.

(f)

Disability of Optionee:  If an Optionee is disabled (within the meaning of Section 22(e)(3) of the Code) at the time of termination, the ninety (90) day period set forth in Section 5(e) shall be a period, as determined by the Board and set forth in the Option, of not less than six months nor more than one year after such termination.

(g)

Death of Optionee:  If an Optionee dies while employed by, engaged as a consultant to, or serving as a Director of the Company, the portion of such Optionee’s Option which was exercisable at the date of death may be exercised, in whole or in part, by the estate of the decedent or by a person succeeding to the right to exercise such Option at any time within (i) a period, as determined by the Board and set forth in the Option, of not less than six (6) months nor more than one (1) year after Optionee’s death, which period shall not be more, in the case of a Nonstatutory Option, than the period for exercise following termination of employment or services, or (ii) during the remaining term of the Option, whichever is the lesser. The Option may be so exercised only with respect to installments exercisable at the time of Optionee’s death and not previously exercised by the Optionee.

(h)	Nontransferability of Option: No Option shall be transferable by the Optionee, except by will or by the laws of descent and distribution.

(i)

Recapitalization:  Subject to any required action of shareholders, the number of shares of Stock covered by each outstanding Option, and the exercise price per share thereof set forth in each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock of the Company resulting from a stock split, stock dividend, combination, subdivision or reclassification of shares, or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company; provided, however, the conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration” by the Company.

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a “Reorganization”), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of such Reorganization.  In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing thirty (30) days prior to and ending immediately prior to the date determined by the Board pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Paragraph 5(d) of the Plan; provided, that any such right granted shall be granted to all Optionees not receiving an offer to receive substitute options on a consistent basis, and provided further, that any such exercise shall be subject to the consummation of such Reorganization.

Subject to any required action of shareholders, if the Company shall be the surviving entity in any merger or consolidation, each outstanding Option thereafter shall pertain to and apply to the securities to which a holder of shares of Stock equal to the shares subject to the Option would have been entitled by reason of such merger or consolidation.

In the event of a change in the Stock of the Company as presently constituted, which is limited to a change of all of its authorized shares without par value into the same number of shares with a par value, the shares resulting from any such change shall be deemed to be the Stock within the meaning of the Plan.

To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided in this Section 5(i), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number or price of shares of Stock subject to any Option shall not be affected by, and no adjustment shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The Grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make any adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, or liquidate or to sell or transfer all or any part of its business or assets.

(j)

Rights as a Shareholder:  An Optionee shall have no rights as a shareholder with respect to any shares covered by an Option until the effective date of the issuance of the shares following exercise of such Option by Optionee. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 5(i) hereof.

(k)

Modification, Acceleration, Extension, and Renewal of Options:  Subject to the terms and conditions and within the limitations of the Plan, the Board may modify an Option, or, once an Option is exercisable, accelerate the rate at which it may be exercised, and may extend or renew outstanding Options granted under the Plan or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution for such Options, provided such action is permissible under Section 422 of the Code and applicable state securities laws. Notwithstanding the provisions of this Section 5(k), however, no modification of an Option shall, without the consent of the Optionee, alter to the Optionee’s detriment or impair any rights or obligations under any Option theretofore granted under the Plan.

(l)

Exercise Before Exercise Date:  At the discretion of the Board, the Option may, but need not, include a provision whereby the Optionee may elect to exercise all or any portion of the Option prior to the stated exercise date of the Option or any installment thereof. Any shares so purchased prior to the stated exercise date shall be subject to repurchase by the Company upon termination of Optionee’s employment as contemplated by Section 5(n) hereof prior to the exercise date stated in the Option and such other restrictions and conditions as the Board or Committee may deem advisable.

(m)

Other Provisions:  The Option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Options, as the Board or the Committee shall deem advisable. Shares shall not be issued pursuant to the exercise of an Option, if the exercise of such Option or the issuance of shares thereunder would violate, in the opinion of legal counsel for the Company, the provisions of any applicable law or the rules or regulations of any applicable governmental or administrative agency or body, such as the Code, the Securities Act, the Exchange Act, applicable state securities laws, Colorado corporation law, and the rules promulgated under the foregoing or the rules and regulations of any exchange upon which the shares of the Company are listed. Without limiting the generality of the foregoing, the exercise of each Option shall be subject to the condition that if at any time the Company shall determine that (i) the satisfaction of withholding tax or other similar liabilities, or (ii) the listing, registration or qualification of any shares covered by such exercise upon any securities exchange or under any state or federal law, or (iii) the consent or approval of any regulatory body, or (iv) the perfection of any exemption from any such withholding, listing, registration, qualification, consent or approval is necessary or desirable in connection with such exercise or the issuance of shares thereunder, then in any such event, such exercise shall not be effective unless such withholding, listing registration, qualification, consent, approval or exemption shall have been effected, obtained or perfected free of any conditions not acceptable to the Company.

(n)

Repurchase Agreement:  The Board may, in its discretion, require as a condition to the Grant of an Option hereunder, that an Optionee execute an agreement with the Company, in form and substance satisfactory to the Board in its discretion (“Repurchase Agreement”), (i) restricting the Optionee’s right to transfer shares purchased under such Option without first offering such shares to the Company or another shareholder of the Company upon the same terms and conditions as provided therein; and (ii) providing that upon termination of Optionee’s employment with the Company, for any reason, the Company (or another shareholder of the Company, as provided in the Repurchase Agreement) shall have the right at its discretion (or the discretion of such other shareholders) to purchase and/or redeem all such shares owned by the Optionee on the date of termination of his or her employment at a price equal to: (A) the fair value of such shares as of such date of termination; or (B) if such repurchase right lapses at 20% of the number of shares per year, the original purchase price of such shares, and upon terms of payment permissible under the applicable state securities laws; provided that in the case of Options or Stock Awards granted to officers, directors, consultants or affiliates of the Company, such repurchase provisions may be subject to additional or greater restrictions as determined by the Board or Committee.

6.	Stock Awards and Restricted Stock Purchase Offers.

(a)	Types of Grants.

(i)

Stock Award.  All or part of any Stock Award under the Plan may be subject to conditions established by the Board or the Committee, and set forth in the Stock Award Agreement, which may include, but are not limited to, continuous service with the Company, achievement of specific business objectives, increases in specified indices, attaining growth rates and other comparable measurements of Company performance. Such Awards may be based on Fair Market Value or other specified valuation.

(ii)

Restricted Stock Purchase Offer.  A Grant of a Restricted Stock Purchase Offer under the Plan shall be subject to such (i) vesting contingencies related to the Participant’s continued association with the Company for a specified time and (ii) other specified conditions as the Board or Committee shall determine, in their sole discretion, consistent with the provisions of the Plan.

(b)

Conditions and Restrictions.  Shares of Stock which Participants may receive as a Stock Award under a Stock Award Agreement or Restricted Stock Purchase Offer under a Restricted Stock Purchase Offer may include such restrictions as the Board or Committee, as applicable, shall determine, including restrictions on transfer, repurchase rights, right of first refusal, and forfeiture provisions. When transfer of Stock is so restricted or subject to forfeiture provisions it is referred to as “Restricted Stock”. Further, with Board or Committee approval, Stock Awards or Restricted Stock Purchase Offers may be deferred, either in the form of installments or a future lump sum distribution. The Board or Committee may permit selected Participants to elect to defer distributions of Stock Awards or Restricted Stock Purchase Offers in accordance with procedures established by the Board or Committee to assure that such deferrals comply with applicable requirements of the Code including, at the choice of Participants, the capability to make further deferrals for distribution after retirement. Any deferred distribution, whether elected by the Participant or specified by the Stock Award Agreement, Restricted Stock Purchase Offers or by the Board or Committee, may require the payment be forfeited in accordance with the provisions of Section 6(c). Dividends or dividend equivalent rights may be extended to and made part of any Stock Award or Restricted Stock Purchase Offers denominated in Stock or units of Stock, subject to such terms, conditions and restrictions as the Board or Committee may establish.

(c)

Cancellation and Rescission of Grants.  Unless the Stock Award Agreement or Restricted Stock Purchase Offer specifies otherwise, the Board or Committee, as applicable, may cancel any unexpired, unpaid, or deferred Grants at any time if the Participant is not in compliance with all other applicable provisions of the Stock Award Agreement or Restricted Stock Purchase Offer, the Plan and with the following conditions:

(i)

A Participant shall not render services for any organization or engage directly or indirectly in any business which, in the judgment of the chief executive officer of the Company or other senior officer designated by the Board or Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. For Participants whose employment has terminated, the judgment of the chief executive officer shall be based on the Participant’s position and responsibilities while employed by the Company, the Participant’s post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company’s customers, suppliers and competitors and such other considerations as are deemed relevant given the applicable facts and circumstances.  A Participant who has retired shall be free, however, to purchase as an investment or otherwise, stock or other securities of such organization or business so long as they are listed upon a recognized securities exchange or traded over-the-counter, and such investment does not represent a substantial investment to the Participant or a greater than ten percent (10%) equity interest in the organization or business.

(ii)

A Participant shall not, without prior written authorization from the Company, disclose to anyone outside the Company, or use in other than the Company’s business, any confidential information or material, as defined in the Company’s Proprietary Information and Invention Agreement or similar agreement regarding confidential information and intellectual property, relating to the business of the Company, acquired by the Participant either during or after employment with the Company.

(iii)

A Participant shall disclose promptly and assign to the Company all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company and shall do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in foreign countries.

(iv)

Upon exercise, payment or delivery pursuant to a Grant, the Participant shall certify on a form acceptable to the Committee that he or she is in compliance with the terms and conditions of the Plan. Failure to comply with all of the provisions of this Section 6(c) prior to, or during the six months after, any exercise, payment or delivery pursuant to a Grant shall cause such exercise, payment or delivery to be rescinded. The Company shall notify the Participant in writing of any such rescission within two years after such exercise, payment or delivery. Within ten days after receiving such a notice from the Company, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery pursuant to a Grant. Such payment shall be made either in cash or by returning to the Company the number of shares of Stock that the Participant received in connection with the rescinded exercise, payment or delivery.

(d)	Nonassignability.

(i)

Except pursuant to Section 6(e)(iii) and except as set forth in Section 6(d)(ii), no Grant or any other benefit under the Plan shall be assignable or transferable, or payable to or exercisable by, anyone other than the Participant to whom it was granted.

(ii)

Where a Participant terminates employment and retains a Grant pursuant to Section 6(e)(ii) in order to assume a position with a governmental, charitable or educational institution, the Board or Committee, in its discretion and to the extent permitted by law, may authorize a third party (including but not limited to the trustee of a “blind” trust), acceptable to the applicable governmental or institutional authorities, the Participant and the Board or Committee, to act on behalf of the Participant with regard to such Awards.

(e)

Termination of Employment.  If the employment or service to the Company of a Participant terminates, other than pursuant to any of the following provisions under this Section 6(e), all unexercised, deferred and unpaid Stock Awards or Restricted Stock Purchase Offers shall be cancelled immediately, unless the Stock Award Agreement or Restricted Stock Purchase Offer provides otherwise:

(i)

Retirement Under a Company Retirement Plan.  When a Participant’s employment terminates as a result of retirement in accordance with the terms of a Company retirement plan, the Board or Committee may permit Stock Awards or Restricted Stock Purchase Offers to continue in effect beyond the date of retirement in accordance with the applicable Grant Agreement and the exercisability and vesting of any such Grants may be accelerated.

(ii)

Rights in the Best Interests of the Company.  When a Participant resigns from the Company and, in the judgment of the Board or Committee, the acceleration and/or continuation of outstanding Stock Awards or Restricted Stock Purchase Offers would be in the best interests of the Company, the Board or Committee may (i) authorize, where appropriate, the acceleration and/or continuation of all or any part of Grants issued prior to such termination and (ii) permit the exercise, vesting and payment of such Grants for such period as may be set forth in the applicable Grant Agreement, subject to earlier cancellation pursuant to Section 9 or at such time as the Board or Committee shall deem the continuation of all or any part of the Participant’s Grants are not in the Company’s best interest.

(iii)	Death or Disability of a Participant.

(1)

In the event of a Participant’s death, the Participant’s estate or beneficiaries shall have a period up to the expiration date specified in the Grant Agreement within which to receive or exercise any outstanding Grant held by the Participant under such terms as may be specified in the applicable Grant Agreement. Rights to any such outstanding Grants shall pass by will or the laws of descent and distribution in the following order: (a) to beneficiaries so designated by the Participant; if none, then (b) to a legal representative of the Participant; if none, then (c) to the persons entitled thereto as determined by a court of competent jurisdiction. Grants so passing shall be made at such times and in such manner as if the Participant were living.

(2)

In the event a Participant is deemed by the Board or Committee to be unable to perform his or her usual duties by reason of mental disorder or medical condition which does not result from facts which would be grounds for termination for cause, Grants and rights to any such Grants may be paid to or exercised by the Participant, if legally competent, or a committee or other legally designated guardian or representative if the Participant is legally incompetent by virtue of such disability.

(3)

After the death or disability of a Participant, the Board or Committee may in its sole discretion at any time (1) terminate restrictions in Grant Agreements; (2) accelerate any or all installments and rights; and (3) instruct the Company to pay the total of any accelerated payments in a lump sum to the Participant, the Participant’s estate, beneficiaries or representative; notwithstanding that, in the absence of such termination of restrictions or acceleration of payments, any or all of the payments due under the Grant might ultimately have become payable to other beneficiaries.

(4)	In the event of uncertainty as to interpretation of or controversies concerning this Section 6, the determinations of the Board or Committee, as applicable, shall be binding and conclusive.

7.

Change in Control.  Unless otherwise provided in the applicable Grant Agreement, in the event of a Change in Control, 50% of the vesting restrictions applicable to each Participant’s Grant(s) shall terminate fully and the Participant shall immediately have the right to the delivery of share certificates or exercise of Options, i.e. to the extent that a Participant’s Option(s) are unvested, 50% of such unvested portion shall vest.

8.

Investment Intent.  All Grants under the Plan are intended to be exempt from registration under the Securities Act provided by Rule 701 thereunder. Unless and until the granting of Options or sale and issuance of Stock subject to the Plan are registered under the Securities Act or shall be exempt pursuant to the rules promulgated thereunder, each Grant under the Plan shall provide that the purchases or other acquisitions of Stock thereunder shall be for investment purposes and not with a view to, or for resale in connection with, any distribution thereof. Further, unless the issuance and sale of the Stock have been registered under the Securities Act, each Grant shall provide that no shares shall be purchased upon the exercise of the rights under such Grant unless and until (i) all then applicable requirements of state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel, and (ii) if requested to do so by the Company, the person exercising the rights under the Grant shall (A) give written assurances as to knowledge and experience of such person (or a representative employed by such person) in financial and business matters and the ability of such person (or representative) to evaluate the merits and risks of exercising the Option, and (B) execute and deliver to the Company a letter of investment intent and/or such other form related to applicable exemptions from registration, all in such form and substance as the Company may require. If shares are issued upon exercise of any rights under a Grant without registration under the Securities Act, subsequent registration of such shares shall relieve the purchaser thereof of any investment restrictions or representations made upon the exercise of such rights.

9.

Amendment, Modification, Suspension or Discontinuance of the Plan.  The Board may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to outstanding Grants, suspend or terminate the Plan or revise or amend it in any respect whatsoever, except that without the approval of the shareholders of the Company, no such revision or amendment shall (i) increase the number of shares subject to the Plan, (ii) decrease the price at which Grants may be granted, (iii) materially increase the benefits to Participants, or (iv) change the class of persons eligible to receive Grants under the Plan; provided, however, no such action shall alter or impair the rights and obligations under any Option, or Stock Award, or Restricted Stock Purchase Offer outstanding as of the date thereof without the written consent of the Participant thereunder. No Grant may be issued while the Plan is suspended or after it is terminated, but the rights and obligations under any Grant issued while the Plan is in effect shall not be impaired by suspension or termination of the Plan.

In the event of any change in the outstanding Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event, the Board or the Committee may adjust proportionally (a) the number of shares of Stock (i) reserved under the Plan, (ii) available for Incentive Stock Options and Nonstatutory Options and (iii) covered by outstanding Stock Awards or Restricted Stock Purchase Offers; (b) the Stock prices related to outstanding Grants; and (c) the appropriate Fair Market Value and other price determinations for such Grants. In the event of any other change affecting the Stock or any distribution (other than normal cash dividends) to holders of Stock, such adjustments as may be deemed equitable by the Board or the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board or the Committee shall be authorized to issue or assume stock options, whether or not in a transaction to which Section 424(a) of the Code applies, and other Grants by means of substitution of new Grant Agreements for previously issued Grants or an assumption of previously issued Grants.

10.

Tax Withholding. The Company shall have the right to deduct applicable taxes from any Grant payment and withhold, at the time of delivery or exercise of Options, Stock Awards or Restricted Stock Purchase Offers or vesting of shares under such Grants, an appropriate number of shares for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. If Stock is used to satisfy tax withholding, such stock shall be valued based on the Fair Market Value when the tax withholding is required to be made.

11.

Availability of Information. During the term of the Plan and any additional period during which a Grant granted pursuant to the Plan shall be exercisable, the Company shall make available, not later than one hundred and twenty (120) days following the close of each of its fiscal years, such financial and other information regarding the Company as is required by the bylaws of the Company and applicable law to be furnished in an annual report to the shareholders of the Company.

12.

Notice. Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the chief personnel officer or to the chief executive officer of the Company, and shall become effective when it is received by the office of the chief personnel officer or the chief executive officer.

13.

Indemnification of Board. In addition to such other rights or indemnifications as they may have as directors or otherwise, and to the extent allowed by applicable law, the members of the Board and the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken, or failure to act, under or in connection with the Plan or any Grant granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such claim, action, suit or proceeding, except in any case in relation to matters as to which it shall be adjudged in such claim, action, suit or proceeding that such Board or Committee member is liable for negligence or misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of any such action, suit or Board proceeding the member involved shall offer the Company, in writing, the opportunity, at its own expense, to handle and defend the same.

14.

Governing Law. The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Code or the securities laws of the United States, shall be governed by the law of the State of Colorado and construed accordingly.

15.	Termination Dates. The Plan shall terminate ten years later, subject to earlier termination by the Board pursuant to Section 9.

The foregoing Advanced Cannabis Solutions, Inc. 2014 Equity Incentive Plan was duly adopted and approved by the Board of Directors on October 29, 2014.

ADVANCED CANNABIS SOLUTIONS, INC.

By:	/s/ Robert L. Frichtel
Name: Robert L. Frichtel
Title: Chief Executive Officer

ANNUAL MEETING OF STOCKHOLDERS

OF

ADVANCED CANNABIS SOLUTIONS, INC.

JUNE 16, 2015

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 2, 3, 4, 5, AND
“FOR ALL NOMINEES” IN PROPOSAL 1.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting of stockholders. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 2, 3, 4, 5, and FOR ALL NOMINEES in Proposal 1.

1. ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS TO SERVE A ONE-YEAR TERM AND UNTIL THEIR SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED:

FOR ALL NOMINEES

WITHHOLD AUTHORITY FOR ALL NOMINEES ☐

FOR ALL EXCEPT

(See instructions below)

☐ Michael Feinsod

☐ Robert L. Frichtell

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold.

2. ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION FOR FISCAL YEAR 2014:

RESOLVED, that the stockholders of Advanced Cannabis Solutions, Inc. (the “Company”) approve, on an advisory basis, the 2014 compensation of the Company's named executive officers disclosed in the Executive Compensation section and the related compensation tables, notes and narrative in the Proxy Statement for the Company's 2015 annual meeting of stockholders.

FOR ☐        AGAINST ☐        ABSTAIN ☐

3. ADVISORY RESOLUTION ON THE FREQUENCY OF THE STOCKHOLDERS’ SAY ON PAY PROPOSAL.

1 YEAR ☐         2 YEARS ☐         3 YEARS ☐  ABSTAIN ☐

4. RATIFICATION OF APPOINTMENT OF HARTLEY MOORE ACCOUNTANCY CORPORATION AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2015:

FOR ☐        AGAINST ☐        ABSTAIN ☐

 5. APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY:

FOR ☐        AGAINST ☐        ABSTAIN ☐

 6. APPROVAL AND ADOPTION OF THE COMPANY’S 2014 EQUITY INCENTIVE PLAN:

FOR ☐        AGAINST ☐        ABSTAIN ☐

Proxy for Annual Meeting of Stockholders on June 11, 2015

Solicited on Behalf of the Board of Directors of Advanced Cannabis Solutions

The undersigned hereby appoints Michael Feinsod and Robert L. Frichtell, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of common stock which the undersigned would be entitled to vote if personally present and acting at the annual meeting of stockholders of Advanced Cannabis Solutions, Inc. to be held at 6565 East Evans Avenue, Denver, CO 80224, on the 11th day of June, 2015.

To change the address on your account, please check the box at right and indicate your new address in the address space on this Proxy Card. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature	Date	Signature (Joint Owners)	Date